                                                                   EXHIBIT 10.11

                          MOTORVAC TECHNOLOGIES, INC.
                        PRODUCTS DISTRIBUTION AGREEMENT

     THIS PRODUCTS DISTRIBUTION AGREEMENT ("AGREEMENT") is made and entered into
this    1st    day of       May      , 1996, by and between MOTORVAC
     ---------        ---------------
TECHNOLOGIES, INC., a Delaware Corporation ("MTI"), with its principal place of business located at 1431 S. Village Way, Santa Ana, California, U.S.A. and SUN ELECTRIC DE MEXICO, S.A. DE C.V. ("Distributor") with its principal place of business located at Avenida Presidente Juarez, #2016, Colonia Ind. Puente De Vigas, 54070 Tlalnepantla, Edo de Mexico, with reference to the following facts:

                                   RECITALS
                                   --------

A. MTI markets a range of products and replacement parts for cleaning gasoline and diesel engines that are sold under the brand names listed in the schedule attached hereto as Exhibit A, hereinafter referred to as the "Products."

B. Distributor hereby represents that it possesses the facilities and ability to promote the sale and distribution of the Products, in accordance with the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.   APPOINTMENT OF SOLE AND EXCLUSIVE DISTRIBUTOR:
     ----------------------------------------------

     a.   The territory (the "Territory") covered by this Agreement is Mexico.

          (I) For the term of this Agreement and in accordance with all of the terms, and subject to the conditions herein set forth, MTI hereby appoints Distributor as the sole and exclusive distributor for the sale and distribution of the Products within the Territory.

     b. Distributor hereby accepts its appointment as a distributor of the Products to develop a demand for, and to the best of its ability, sell and distribute the Products within the Territory, and Distributor hereby represents and warrants that it will make all sales hereunder in accordance with the terms contained in this Agreement. Distributor's obligations under this Agreement shall include, but not be limited to:

          (I) Establishing and maintaining Distributor facilities located within the Territory for display and demonstration of the Products;

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

          (ii) Hiring, training and maintaining adequately trained sales and technical personnel to develop a market and service the demand for the Products in the Territory:

         (iii)   Undertaking advertising campaigns and trade shows;

          (iv) Concurrent with execution hereof, Distributor shall provide to MTI an Annual Minimum Performance Goal ("Annual Goal"), which Annual Goal represents the minimum amount of Products to be purchased by the Distributor from MTI for the first year of this Agreement. The Distributor agrees that the Annual Goal shall be required to be purchased by Distributor from MTI as follows:

                 (a) 50% of the Annual Goal or greater must be purchased during the first 180 days of this Agreement and subsequent years of this Agreement (the "First 180-Day Goal"), and the balance of the Annual Goal must be purchased during the second 180 days of this Agreement and subsequent years of this Agreement (the "Second 180-Day Goal") (collectively called the "Annual Goal"), which Annual Goal shall be deemed to be added to Section 3b of this Agreement. During the remainder of the term of this Agreement, the Distributor shall provide MTI with an Annual Goal for all subsequent years, and such Annual Goals shall be delivered to MTI at least 60 days in advance of the start of each respective year. All Annual Goals are subject to acceptance by MTI at its sole discretion. In the event that MTI does not accept the Annual Goal set by the Distributor, MTI and the Distributor shall attempt to come to an agreement on an Annual Goal. In the event that (A) the Distributor does not timely deliver an Annual Goal to MTI or (B) MTI does not accept an Annual Goal set by the Distributor, or MTI and the Distributor are unable to agree upon a replacement Annual Goal, within 30 days of the date that the Distributor communicates the Annual Goal to MTI (collectively, an "Annual Goal Default"), then MTI may terminate this Agreement in accordance with the provisions of Section 8b hereof;

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

          (v) Conducting its business in a manner that will reflect favorably at all times on Distributor, MTI and the Products and the good name, good will and reputation of MTI and its authorized distributors. Distributor shall not itself or with others participate in any illegal, deceptive, misleading or unethical advertising or other practices or techniques that are or might be detrimental to MTI, the Products or the public; and

          (vi) Complying with all applicable laws and with the terms of this Agreement in connection with the distribution of the Products.


2.   TERM OF AGREEMENT:
     ------------------

     a. The initial term of this Agreement shall be for three (3) years unless earlier terminated as provided in this Agreement. Thereafter, the term of this Agreement shall be automatically extended for successive one-year periods unless either party to this Agreement gives the other party to this Agreement notice of its intent to terminate this Agreement, and such notice is received by the non-terminating party at least sixty (60) days prior to the expiration of the initial term or renewal term, as applicable.

3.   DISTRIBUTOR PURCHASES:
     ----------------------

     a.   Exclusivity.  Distributor shall obtain its requirements of Products
          -----------
          only from MTI.

     b.   Minimum Purchases/Performance Goals.  Distributor acknowledges that it
          ------------------------------------
          has represented to MTI that it possesses the facilities and the ability to generate sales of and distribute the Products, in accordance with this Agreement, and that based upon these representations, MTI has entered into this Agreement with the understanding that Distributor shall make the minimum purchases of Product, in accordance with the Annual Goals set forth in this Agreement or as periodically required by this Agreement. The Distributor and the Company hereby agree that the Annual Goals, as set forth following, are expressed in U.S. dollars and Units of Product. If the Distributor meets or exceeds the Annual Goals or the First 180-day Goal or the Second 180-day Goal, as defined in Section 1.b. of this Agreement, for the first year or subsequent years of this Agreement, in either U. S. dollar purchases or Units of Product Purchases, that particular Goal will be deemed to have been met. For the first year of this Agreement, set forth below are the ANNUAL GOALS AS AGREED TO BETWEEN MTI AND THE DISTRIBUTOR:

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

          FOR THE FIRST YEAR:
          -------------------

          PRODUCTS
          --------
          Equipment:
          Units of Petrol Machines                         ____________________

          Units of Diesel Machines                         ____________________

          Cleaning Solution:
          Cases of Gasoline Fuel
          System Cleaner or Drum
          Equivalent                                       ____________________

          Cases of Diesel Fuel
          System Cleaner or Drum
          Equivalent                                       ____________________

          U. S. Dollar Annual Goal                         ____________________


NOTE: MINIMUM PURCHASES OF 50% OF THE ABOVE TOTALS (IN EITHER PRODUCT OR IN
- - -----
DOLLARS) MUST BE ACHIEVED WITHIN THE FIRST 180 DAYS FOR THIS FIRST YEAR OF THIS AGREEMENT.

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

     d.   Normal Retail Price.  Concurrent with each submission of Annual Goal
          --------------------
          by the Distributor under this Agreement, the Distributor shall also submit to MTI the "Normal Retail Price" of each and all Products in the Distributor's Territory. Such Normal Retail Price shall be the price at which the Products are sold to the end user of the Products, normally a repair garage or service center. Notwithstanding the foregoing, Distributor is free to set its own resale prices unilaterally. No employee or representative of MTI has any authority to tell Distributor what its resale prices must be, nor to inhibit in any way a Distributor's independent pricing decision.

     e.   Confidential Information.  See Exhibit C.
          -------------------------

     f.   Restrictions With Respect to Proprietary Information.
          -----------------------------------------------------
          (I)    Trade Secrets.  Distributor hereby acknowledges and agrees
                 -------------
                 that MTI owns certain trade secrets and other confidential and/or proprietary information and intellectual property which constitute valuable property rights, which MTI has developed through a substantial expenditure of time and money, which are and will continue to be utilized in MTI's business and which are not generally known to the trade. This proprietary information expressly includes, but is not limited to, the list of names of the distributors, dealers, customers and suppliers of MTI, the identities of key personnel of the distributors, dealers, customers and suppliers of MTI, and other information concerning the Products, finances, personnel contractors processes, pricing information, production schedules and other types of proprietary information relating to MTI's operations. In recognition of these facts, Distributor hereby agrees that the Distributor, both during and after the term of this
                 Agreement:

                 (a) Will not use or disclose, directly or indirectly, and will keep secret and confidential, all trade secrets and proprietary

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED
                      information of MTI, including but not limited to those items specifically mentioned above;

               (b) Will not, directly or indirectly, either on Distributor's own behalf or on behalf of any other person or entity, solicit or attempt to solicit any employee, contractor, dealer or distributor of MTI to leave their employment, contractor, dealer or distributor relationship with MTI;

               (c) Upon the termination of this Agreement or at anytime at MTI's request, Distributor shall return all documents or materials which have been furnished to Distributor by MTI in connection with this Agreement; and

               (d) All uses by Distributor of MTI's name or any trademarks or tradenames (or any other marks or names closely resembling the same) now and hereafter owned by MTI or its affiliates shall be subject to prior written approval by MTI. Distributor is not authorized to use MTI's names or trademarks in connection with any aspect of its business other than in the sales, marketing and advertising of the Products.

     g.   Distributor Further Acknowledges and Agrees:
          --------------------------------------------
          (i) Copying, duplicating, or imitating the Products by Distributor is illegal and would result in permanent irreparable injury to MTI. Any such activities will cause an immediate termination of this Agreement, and MTI will be entitled to seek any remedy available at law or in equity.

          (ii) Distributor may sell the Products only in the Territory. If Distributor sells any Products outside said Territory, either directly or indirectly, the Distributor shall be in breach of this Agreement and MTI shall have the right to terminate this Agreement at its sole discretion by providing the Distributor with 90 days advance written notice. MTI shall not be required to sell to the Distributor any further Products after notification of termination has been sent by MTI to the Distributor.

     h.   Purchase Price.  MTI will sell to the Distributor the Products at the
          ---------------
          prices shown in Exhibit B of this Agreement. These prices are consistent with those given to MTI's international distributors. MTI reserves the right to adjust prices from time to time, but may not increase prices more than two times per

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED year, and each such price increase shall be effective only on delivery of 30 days prior written notice by MTI to the Distributor.

     i.   Payment.  The payment of the purchase price for Products purchased by
          --------
          the Distributor from MTI may be made by cash, irrevocable letter of credit, sight draft, electronic bank transfer or other such methods as may be negotiated and accepted by MTI. No shipments of Product will be made by MTI until method of payment has been accepted by MTI.

     j.   Brochures.  MTI shall, at its expense, provide Distributor with an
          ----------
          initial supply of MTI's current sales brochures and descriptive materials in English, which materials include negatives, color separations and ad slicks, as may be reasonably requested by Distributor in connection with fulfilling Distributor's obligations hereunder.

     k.   Orders.  Distributor shall transmit written orders for Products to
          -------
          MTI. Distributor reserves the right to cancel an order if and when any of the following circumstances occur and adversely affect the Distributor or its business:

          (i)    War;
          (ii)   Cancellation of Most Favored Nation Treaty and Article 301; or
          (iii)  Anti-dumping duty charge.

     l.   Orders.  MTI reserves the right to cancel any orders of the
          -------
          Distributor if and when any of the following circumstances occur and adversely affect MTI or its business:

          (i)    War;
          (ii) Orders by the government of the United States of America banning foreign shipments; or
          (iii)  Acts of God that prevent MTI from completing an order.

          MTI also reserves the right to cancel any order placed by the Distributor or to refuse to ship or to delay the shipment thereof if

          1.     Distributor:

          (i) shall fail to make any payments for Products in accordance with the terms of this Agreement or in accordance with terms agreed to between MTI and the Distributor, from time to time;

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

          (ii) shall fail to meet the Annual Goal, or the First 180-day Goal or the Second 180-day Goal set forth as part of this Agreement or otherwise established from time to time;
          (iii) has been notified of MTI's intent to terminate Distributor as a distributor of MTI pursuant to this Agreement; or


          2. this Agreement shall have terminated pursuant to the provisions hereof.

     m.   Shipments.  MTI shall ship the Products or cause the Products to be
          ----------
          shipped as ordered by Distributor upon MTI's acceptance of Distributor's order and payment terms. MTI will not be responsible for delays caused by shortage of materials, strikes, shortage of shipping facilities, acts of God, or other causes not within the reasonable control of MTI.

4.   TRAINING:
     ---------

     a. MTI shall provide initial training in the use of the Products to Distributor except as specified below. MTI shall be responsible for paying all expenses, salaries, travel and other costs incurred by MTI's employees in connection with providing such training. Distributor shall be responsible for the following expenses :

          (i)    Local transportation
          (ii)   Room and board (under special circumstances)
          (iii) Any expenses related to the training which occurred in the Territory.

          Following the completion of the initial training and upon reasonable request of Distributor, MTI shall make its personnel or consultants available at locations to be selected by MTI for the purpose of providing additional training in the use of the Products upon reasonable request of Distributor. MTI shall, at its expense, supply to Distributor a reasonable number of MTI's current operator manuals, service bulletins and other materials for use in connection with the use of the Products.

5.   WARRANTIES:
     -----------

     a.   Exclusive Warranties. See Exhibit D.
          ---------------------

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

     b.   Warranty Repairs.  It will be the responsibility of the Distributor to
          -----------------
          effect repairs to the Products during the Warranty Period.

     c.   Parts Warranty Claims.  All warranty claims must be submitted by the
          ----------------------
          Distributor to MTI for approval. During the Warranty Period, MTI will replace defective parts on a case by case basis at no charge to Distributor with an agreed to freight allowance.

     d.   Sale of Replacement Parts.  Nothing contained herein shall be deemed
          --------------------------
          to prohibit Distributor from selling replacement parts for the Products within the Territory, provided that subject parts are purchased from MTI.

     e.   Other.  Distributor further acknowledges that said warranty is
          ------
          effective only if the Products are used with CarbonClean/MotorVac cleaning solutions listed in Exhibit A attached hereto. Distributor acknowledges that no Warranties are created by this Agreement and, with respect to the Products, MTI hereby disclaims all implied warranties of merchantability and fitness for use for a particular purpose.

6.   INDEPENDENT CONTRACTOR:
     -----------------------

     This Agreement does not create the relationship of employer and employee, partnership or agency between MTI and Distributor. Distributor, in connection with all of its obligations hereunder, shall be an independent contractor of MTI and under no circumstances is Distributor to be considered to be the employee, partner or agent of MTI. Distributor is not granted any right by this Agreement to create any obligation or responsibility, on behalf of or in the name of MTI. Distributor covenants that it is and will remain in compliance with all federal, state and local laws and regulations applicable to its business including, without limitation, all labor regulations, and foreign, and United States federal and state tax requirements.

7.   MODIFICATIONS AND IMPROVEMENTS:
     -------------------------------

     Upon making or discovering any improvements to the Product, Distributor shall:

     a.   provide MTI with all details of such improvements;

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

     b. acknowledge that such improvements and the right to obtain any patent, trademark, copyright or other similar protection belong exclusively to MTI; and

     c. provide such assistance to MTI as MTI may reasonably require to obtain patents, copyrights or other similar protection.

8.   TERMINATION:
     ------------

     This Agreement may be terminated for any of the following reasons:

     a.   Expiration.  After the expiration of the term of this Agreement, in
          -----------
          accordance with Section 2 hereof.

     b.

                                    DELETED



     c.   Default.  If, during the term of this Agreement, Distributor defaults
          --------
          in the performance of any of its obligations under this Agreement, or any of the representations or warranties made by Distributor are determined to be untrue, MTI may give Distributor notice of default and if Distributor fails to cure such default within thirty (30) days (or if such default cannot be cured within thirty (30) days, no diligent effort has been made to cure such default), this Agreement shall be deemed terminated as of the end of such thirty (30) day period without any further action on the part of MTI . Distributor will then accept no further orders for the Products from the Territory and MTI shall have no further obligations to Distributor hereunder.

     d.   Insolvency.  This Agreement will automatically terminate if either
          -----------
          party should become bankrupt, insolvent, or cease to do business, or make an assignment for the benefit of creditors.

     e.   Competition.  This Agreement shall automatically terminate in the
          ------------
          event that the Distributor breaches any of the covenants against competition contained in Sections 3.e. and 3.f.(i) hereof;

     f.   Sales Outside the Territory.  In the event that the Distributor
          ----------------------------
          breaches the sales covenants contained in Section 3.g.(ii) hereto, then MTI may terminate

                                                                 INITIAL:_______
                                                                         _______

                                                         REVISION DATE:  5/22/96
                                                                       ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED this Agreement in accordance with the notice provisions contained in
          Section 3.g.(ii) hereof.

     g.   No Waivers. The failure of MTI to terminate this Agreement pursuant to
          -----------
          any of the subparagraphs in this Section shall not be considered to be a waiver by MTI of its right to terminate this Agreement in the future pursuant to this section for such default or any similar default.

     h.   Repurchase.  In the event of termination of this Agreement by either
          -----------
          party for any reason, MTI may at its option repurchase from Distributor at the net price paid by the Distributor to MTI, less a 25% restocking charge and actual freight, duties and taxes on the shipment thereof to the Distributor, any MTI Products at the Distributor's place of business or in the possession of the Distributor. On demand and at the tender of the repurchase price and related cost, shipping and handling expenses and charges incurred by the Distributor, Distributor shall deliver such Products to MTI. The payment shall be by negotiable instrument.

9.   MISCELLANEOUS:
     --------------

     a.   Modification-Waiver.  No cancellation, modification, amendment,
          --------------------
          deletion, addition, or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event shall be deemed nor shall constitute a continuing waiver or a waiver of any similar occurrence or event on any other occasion.

     b.   Final Agreement.  This Agreement shall be deemed for all purposes to
          ----------------
          have been made in California. This Agreement supersedes and terminates all prior or contemporaneous other agreements, oral or written, between the parties hereto with respect to the subject matter hereof and the transactions contemplated hereby and discharges any liability of MTI or any affiliated or predecessor corporation in respect of any such prior agreements, and, together with the Exhibits hereto, contains the entire agreement of the parties with respect to the subject matter hereof.


                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

     c.   Controlling Law.  This Agreement and the performance of the
          ----------------
          obligations imposed upon the parties hereunder shall be governed by and construed in accordance with the laws of the State of California, to the exclusion of all other laws. The parties each

          (I) confer sole and exclusive jurisdiction upon, and agree that the proper venue of any such action shall be in, the courts located in Orange County, California, in connection with all disputes arising under or related to this Agreement, and
          (ii) waive any and all objections that they may have with respect to jurisdiction of, or venue in, such court.

     d.   Successors and Assigns.  The provisions of this Agreement shall be
          -----------------------
          binding upon and insure to the benefit of MTI and Distributor and their respective successors and permitted assigns. Distributor may not assign this Agreement (by operation of law or otherwise) without the prior written consent of MTI. MTI may assign this Agreement to its subsidiaries or parent company or to any related company upon 30 days advance written notice provided by MTI to the Distributor.

     e.   Confidentiality.  The parties mutually agree that any confidential
          ----------------
          information furnished to the other, so labeled or described shall remain confidential and not be made available to any other party, without written permission from the party furnishing said information.

     f.   Notices.  Any notice required or permitted hereunder shall be given by
          --------
          mailing the same in a sealed envelope, postage paid and sent via registered mail addressed as follows:


          MTI:            MOTORVAC TECHNOLOGIES, INC.
                          1431 S. Village Way
                          Santa Ana, California, USA 92705


          Distributor:    SUN ELECTRIC DE MEXICO, S.A. DE C.V.
                          Avenida Presidente Juarez, #2016
                          Colonia Ind. Puente De Vigas
                          54070 Tlalnepantla
                          Edo de Mexico
                          Attention: Mr. Jim Ploen

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

          Either party may change its address for notices hereunder by written notice to the other party.

     g.   Limitation of Liability. MTI's liability to Distributor hereunder with
          ------------------------
          respect to any order or MTI's performance thereof, shall not exceed the purchase price paid by Distributor for the Products. In no event shall MTI be liable to Distributor for special, incidental or consequential damages. Refer to Section 5 for Warranties.

     h.   Extraordinary Circumstances.  Except for any payment obligations of
          ----------------------------
          either party hereunder, neither MTI nor Distributor shall be liable for any delay or failure to perform on account of any cause beyond such party's reasonable control, including, but not limited to, work stoppages, work slow-downs, strikes or other industrial disputes; fire, explosions, floods, earthquakes or other acts of God; riots or civil disturbances, war or other acts of civil or military authorities; and delays caused by suppliers or material shortages.

     i.   Changes to Products.  The Distributor hereby agrees and acknowledges
          --------------------
          the Company may, at its sole discretion, withdraw or replace or add products to Exhibit A or B attached hereto at any time. The distributor waives any right or notice on such a change.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



MotorVac Technologies, Inc.,      Sun Electric De Mexico, S.A. De C.V.
a Delaware corporation


By:    /s/ Lee W. Melody          By:    /s/ James S. Ploen
     -----------------------           ----------------------


Its:     President                Its:   Managing Director
      ----------------------           ----------------------


Date:         5/23/96             Date:         5/23/96
       ---------------------             --------------------

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT A
                                   ---------
                                    PRODUCTS
                                    --------
                                    SUMMARY
                                    -------

PART #                               BRAND NAME
- - ------                               ----------
500-0301                     ECS-300i CarbonClean Gasoline Fuel System Cleaning
                             Machine
                             Includes:  200-3000 Basic Adaptor Kit
                                        200-3000 Foreign Adaptor Kit
                                        Instruction Manual
                                        One Year Warranty


0500-4010                    IDT 4000i CarbonClean Diesel Fuel System   Cleaning
                             Machine
                             Includes:  200-3040 Adaptor Kit
                                        User & Service Guide
                                        One Year Warranty


400-0010                     CarbonClean Diesel Fuel System Cleaner
                             (12) 16oz Cans

400-0020                     CarbonClean Gasoline Fuel System Cleaner
                             (12) 8oz. Bottles

400-0030                     CarbonClean Intake Cleaner (12) 8oz. Bottles

400-DRUM-D                   CarbonClean Diesel Fuel System Cleaner
                             55 Gallon Drum

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT A
                                   ---------
                                    PRODUCTS
                                    --------
                             EQUIPMENT AND SOLVENT
                             ---------------------


PART#                        DESCRIPTION
- - ------                       -----------
400-0010                     Diesel Fuel System Cleaner - (12) 16oz. Cans
                             1 case = 12" x 10" x 8" (15 lbs)
                             30.5cm x 25.4cm x 20.3cm (6.8 kg)

400-0020                     Gasoline Fuel System Cleaner - (12) 8oz. Bottles
                             1 case = 9" x 7" x 6" (7 lbs)
                             22.8cm x 17.8cm x 15.2cm (3.2 kg)

400-0030                     Intake Cleaning Solvent - (12) 8oz. Bottles
                             1 case = 9" x 7" x 6" (7 lbs)
                             22.8cm x 17.8cm x 15.2cm (3.2 kg)

200-6000                     Intake Cleaning Kit - (12) 8oz Bottle & Sprayer
                             1 case = 17" x 17" x 11" (15 lbs)
                             43.2cm x 43.2cm x 27.9cm (6.8 kg)

400-DRUM-D                   Diesel Fuel System Cleaner - 55 Gallon Drum
                             24" x 24" x 35" (462 lbs)/61.0cm x 61.0cm x 88.9cm
                             (210 kg)

500-0301                     ECS-300i Gasoline Fuel System Cleaning Machine
Includes:                    200-3000 Basic Adaptor Kit
                             200-3009 Foreign Adaptor Kit
                             User Guide
                             One Year Warranty
                             16" x 15" x 38" (82 lbs)
                             40.6cm x 38.1cm x 96.5cm (37.2 kg)

500-4010                     IDT 4000i Diesel Fuel System Cleaning Machine
Includes:                    200-3040 Adaptor Kit
                             User and Service Guide
                             One Year Warranty
                             24" x 20" x 41" (115 lbs)
                             61.0cm x 50.8cm x 104cm (52.2 kg)

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

500-0200                     CCS II - CarbonClean System II
                             Includes:  200-8085 CCS II Basic Adaptor Kit


200-8059                     CCS II - Deluxe Adaptor Kit

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT A
                                   ---------
                                    PRODUCTS
                                    --------
                         CARBONCLEAN REPLACEMENT PARTS
                         -----------------------------
                                SERIES 200 & 300

PART#              DESCRIPTION
- - ------             -----------
010-0005B          XOLOX SHIELD
010-0006B          TANK CAP
010-0007B          P-200 CASTER
010-0008B          P-200 HANDLE
010-0009B          TANK RESERVOIR
010-0017B          ECS 300i OVERLAY
010-0019B          ECS HANDLE
010-0020B          ECS AXLE
010-0021B          ECS WHEEL
010-0022B          ECS BASE LEG
010-0024B          ECS HOSE BRACKET
010-0025B          ECS CORD BRACKET
020-0010B          BUZZER
020-0030B          EXTERNAL WIRING HARNESS
020-0035B          5 AMP CIRCUIT BREAKER
020-0037B          10 AMP CIRCUIT BREAKER
020-0038B          15 AMP CIRCUIT BREAKER
020-0040B          INTERNAL WIRING HARNESS
020-0063B          ELEC. LAMP AMBER
020-0067B          ELEC. LAMP WHITE
020-0073B          ELEC. LAMP GREEN
020-0083B          ELEC. LAMP RED
020-0090B          RELAY 8 TRIM, EAR MOUNT
020-0100B          ONOFF & PS/LEAK SWITCH
020-0110B          PURGE SWITCH,  1/2 MT
020-0120B          START SWITCH,  1/2 MT
020-0150B          TIMER 60 MIN 3/8 W/NUT
020-0151B          TIMER FACE PLATE
020-0152B          TIMER KNOB BLACK
020-0374B          STRAIN RELIEF  1/2 MT
030-0002B          F.CONN 1/4 X 1/8 FPT NI
030-0004B          P-200 FM UNION 5/16 X 1/4 NT (NY)
030-0005B          MALE ELBOW 1/4 X 1/4 MPT
030-0006B          MALE ELBOW 1/4 X 1/8 MPT
030-0013B          HEX NIPPLE 1/4 P NI
030-0015B          MALE ELBOW 5/16 X 1/8 MPT NY

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART#                        DESCRIPTION
- - ------                       -----------
030-0016B          M. CONN 5/16 X 1/8 MPT NY
030-0017B          M. CONN 5/16 X 1/4 MPT NY
030-0020B          M. CONN 3/8 X 1/4 MPT NAB NI
030-0021B          ECS F CONN 5/16 X 1/8 FPT NI
030-0022B          F. CONN 5/16T X 1/4 P NI
030-0023B          M. CONN 5/16T X 1/4 P NI
030-0024B          M. ELBOW 5/16T X 1/8 NI
030-0025B          M. CONN 3/8T X 1/4P NI
030-0026B          ECS F. CONN 1/4 BARB X 1/8 NI
030-0030B          F. CONN 3/8 X 1/4 FPT NI
030-0031B          ELBOW 1/4 MPT X 1/4 FPT NI
030-0050B          M. CONN 3/8 X 1/8 MPT NI
030-0090B          P-200 JUNCTION BLOCK 2 WAY 1/8 FPT
030-0095B          ECS JUNCTION BLOCK, 2 WAY 1/4
030-0100B          P-200 JUNCTION BLOCK-5 WAY 1/8
030-0105B          ECS JUNCTION BLOCK-5 WAY 1/4
030-0130B          MALE ELBOW 3/8 X 1/4 MPT NI
030-0131B          FEMALE ELBOW 3/8 X 1/4 MPT NI
030-0140B          MALE ELBOW 3/8 X 1/8 MPT NI
030-0150B          MALE ELBOW 5/16 X 1/4 MPT NI
030-0160B          M. CONN 5/16 X 1/8 MPT NI
030-0189B          F. CONN 1/4 FPT X MPT NI
030-0192B          COMP ALIGN NUT 5/16
030-0205B          P-200 CROSS 1/8 FPT NI
030-0206B          CROSS 1/4  FPT NI
030-0208B          J. CONN 3/8 X 1/4 MPT NI
030-0209B          TEE 3/8 NT X 1/4 MPT X 3/8 (NY)
                   USED WITH VACUUM SWITCH
030-0210B          UNION 1/8 MPT X 1/4 MPT (NY)
030-0211B          F. CONN 90 3/8 X 1/4 FPT NY
040-0401B          XOLOX PUMP MOUNT NUT
040-0500B          ECS GRAB HANDLE LOCKWASHER
040-0502B          ECS "E' CLIP FOR AXLE
040-0503B          ECS AXLE SPACER
040-0505B          ECS GRAB HANDLE NUT
040-0506B          ECS LEG CAP
040-0507B          ECS AXLE BUSHING NY
040-0508B          ECS VAC HOSE SNAP BUSHING
040-0509B          ECS GRAB HANDLE BOLT
040-5326B          3/32 X 4 NYLON CABLE TIE
050-0010B          PSI GAUGE

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART#              DESCRIPTION
- - ------             -----------
050-0011B          BAR GAUGE
050-0012B          ECS VACUUM GAUGE
050-0013B          ECS BAR VACUUM GAUGE
050-0008B          VACUUM SWITCH 1/4 MPT
050-0015B          3 WAY SOLENOID 3/32
050-0017B          PRESSURE SWITCH 1/8
050-0021B          STAINLESS CK VALUE
050-0052B          REG NEEDLE VALVE
050-0065B          CONTROL VALVE
050-0074B          FILTER, INLINE
050-0075B          FILTER, SPIN-ON
050-0076B          FILTER & BASE 1/4 FPT
050-0088B          RELIEF VALVE 105 PSI
060-0440B          HOSE CLAMP
060-0450B          HOSE CLAMP
060-1000B          1/4 MALE TUBE ADAPTOR
060-1100B          5/16 MALE TUBE ADAPTOR
060-1200B          3/8 MALE TUBE ADAPTOR
060-1300B          1/4 FEMALE ADAPTOR (Open-end hose)
060-1400B          5/16 FEMALE ADAPTOR (Open-end hose)
060-1500B          3/8 FEMALE ADAPTOR (Open-end hose)
060-1600B          12 MM BANJO
060-1700B          90 TUBE 5/16 MPT FUEL INLET ADAPTOR
060-1800B          90 TUBE 3/8 MPT FUEL INLET ADAPTOR
060-1900B          12 MM BANJO BOLT
060-1901B          12 MM WASHER
060-1902B          12 MM CAP NUT
060-2000B          5/16 LOOP MALE ADAPTOR
060-2100B          3/8 PLUG COLLAR
060-2101B          3/8 CARB PLUG ADAPTOR
060-2200B          5/16 PLUG COLLAR
060-2201B          5/16 CARB PLUG ADAPTOR
060-2300B          14 MM FEMALE
060-2400B          1C MM BANJO
060-2401B          8 MM BANJO
060-2402B          14 MM BANJO
060-2501B          FQD LOOP ADAPTOR
060-2502B          TEE
060-2600B          16 MM FEMALE
060-2720B          10 MM BANJO BOLT
060-2800B          1/4 MALE CONNECTOR (Ford,GM,Chrysler,Jeep)

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART#              DESCRIPTION
- - ------             -----------
060-2900B          5/16 MALE NYLON (Ford,Lincoln,Mercury)
060-3000B          1/8 MPT ADAPTOR (Ford,Lincoln,Mercury)
060-3100B          TBI & PFI INLET (GM)
060-3105B          FEMALE SIDE OF 3100 (GM)
060-2700B          14 MM X 16 MM MALE UNION
060-2710B          8 MM BANJO BOLT
060-2711B          8 MM WASHER (Set of 3)
060-3200B          1/4 MPT ADAPTOR (Ford,Lincoln,Mercury)
060-3300B          TBI & PFI OUTLET (GM)
060-3304B          TBI & PFI USED W/1700 (GM)
060-3305B          FEMALE SIDE OF 3300 (GM) (Replaces 060-4000)
060-3500B          3/8 MALE ADAPTOR (Ford,Lincoln,Mercury)
060-3505B          3/8 FEMALE ADAPTOR (Ford,Lincoln,Mercury)
060-3508B          SHRADER VALVE (Ford,Lincoln,Mercury)
060-3600B          1/2 MALE ADAPTOR (Ford,Lincoln,Mercury)
060-3605B          1/2 FEMALE ADAPTOR (Ford,Lincoln,Mercury)
060-3700B          SHRADER VALVE (GM,Chrysler,Jeep)
060-3800B          VOLVO ADAPTOR
060-3900B          5/16 FQD (Ford,Lincoln,Mercury)
060-3901B          3/8 FQD (Ford,Lincoln,Mercury)
060-3902B          1/4 FQD (Ford,Lincoln,Mercury)
060-4100B          HYUNDAI ADAPTOR
060-4200B          5/16 MALE METAL (GM,Chrysler,Jeep)
060-4205B          5/16 FQD (GM,Chrysler,Jeep)
060-4300B          3/8 MALE CONNECTOR(Ford,GM,Chrysler,Jeep)
060-4305B          3/8 FQD (GM,Chrysler,Jeep)
060-4405B          1/4 FQD (GM,Chrysler,Jeep)
070-0080B          1/4 NYLON TUBE
070-0085B          5/16 NYLON TUBE
070-0086B          3/8 NYLON TUBE
070-0100B          HOSE VACUUM
080-0230B          1/4 FPT FQD NI
080-3301B          O-RING VITON USED w/3304
080-3302B          SM. O-RING VITON Used w/3300,3304
080-3402B          LG. O-RING VITON Used w/3100,3500,4100
080-3501B          SMALL CLIP & TETHER (Ford,Lincoln,Mercury)
080-3601B          LARGE CLIP & TETHER (Ford,Lincoln,Mercury)
080-3602B          O-RING VITON Used w/3600
080-3701B          VITON SEAL,3700
080-3903B          5/16 RETAINER (Ford,Lincoln,Mercury)
080-3904B          3/8 RETAINER (Ford,Lincoln,Mercury)

                                                             INITIAL: _________
                                                                      _________

                                                       REVISION DATE:  5/22/96
                                                                      ---------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                 DESCRIPTION
- - ------                 -----------

080-3905B              1/4 RETAINER (Ford,Lincoln,Mercury)
080-4206B              5/16 RETAINER (GM,Chrysler,Jeep)
080-4306B              3/8 RETAINER (GM,Chrysler,Jeep)
080-4408B              1/4 RETAINER (GM,Chrysler,Jeep)
100-0090B              ECS INTERNATIONAL MANUAL
100-0300B              CHINESE OVERLAY
100-0104B              FUEL INJECTOR PULSER IT100 (MQ)
100-4047B              SPANNER NUT
100-4048B              SPANNER WRENCH
100-5001B              ICS TUBING (30")
200-0006B              P-200 LOW FM ASSEMBLY
200-0007B              P-200 HIGH FM ASSEMBLY
200-0011B              P-200 BAR GAUGE ASSEMBLY
200-0050B              P-200 2-WAY BLOCK ASSEMBLY
200-0064B              P-200 5-WAY ASSEMBLY
200-0076B              P-200 OUTPUT REGULATOR ASSEMBLY
                       (All"D"machines)
200-0083B              P-200 RETURN REGULATOR ASSEMBLY
200-0093B              TEE ASSEMBLY
200-0200B              IN-LINE FILTER ASSEMBLY
200-0203B              FILTER & TANK 5/16" ASSEMBLY
200-0204B              TUTHILL FILTER & TANK 3/8" ASSEMBLY
200-0280B              P-200 VACUUM SWITCH ASSEMBLY
200-0300B              ECS/P-200 RETURN HOSE ASSEMBLY
200-0400B              ECS/P-200 OUTPUT HOSE ASSEMBLY
200-0704B              TUTHILL PUMP 5/16" ASSEMBLY
                       (With plumbing fittings)
200-0705B              TUTHILL PUMP 3/8" ASSEMBLY
                       (With plumbing fittings)
200-0706B              XOLOX PUMP ASSEMBLY
                       (With plumbing fittings)
200-0800B              P-200 CONTROL VALVE ASSEMBLY
200-1002B              ECS BAR GAUGE ASSEMBLY
200-1004B              ECS BAR VACUUM GAUGE ASSEMBLY
200-1008B              ECS 2-WAY ASSEMBLY
200-1010B              ECS 5-WAY ASSEMBLY
200-1011B              ECS OUTPUT REGULATOR ASSEMBLY
200-1012B              ECS RETURN REGULATOR ASSEMBLY
200-1013B              ECS CONTROL VALVE ASSEMBLY
200-1014B              ECS TEE ASSEMBLY
200-1175B              FUEL QD TOOL KIT


                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                 DESCRIPTION
- - ------                 -----------

200-3000B              BASIC ADAPTOR KIT
200-3006B              FORD ADAPTOR KIT
200-3008B              GM ADAPTOR KIT
200-3009B              ASIAN/EURO ADAPTOR KIT
200-4007B              TIMER ASSEMBLY
200-4008B              FILTER & BASE 3/8" ASSEMBLY
200-4009B              FILTER & BASE 5/16" ASSEMBLY
200-5000B              SOLENOID REPAIR KIT
200-8009B              P-200 REGULATOR RETROFIT
300-3000B              BASIC ORGANIZER BAG (GREEN)
300-3006B              FORD ORGANIZER BAG (RED)
300-3008B              GM ORGANIZER BAG (BLUE)
300-3009B              ASIAN/EURO ORGANIZER BAG (ORANGE)

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT A
                                   ---------
                          IDT 4000i REPLACEMENT PARTS
                          ---------------------------


PART #                 DESCRIPTION
- - ------                 -----------

010-0034B              TANK CAP
010-0026B              WHEEL
010-0037B              LEG
010-0040B              FOOT GLIDE
010-0461B              LOWER SENDING UNIT ADAPTOR
020-0049B              ALARM HORN
020-4045B              LOWER SENDING UNIT
020-0043B              ELECTRICAL HARNESS, LOWER UNIT
020-0045B              ELECTRICAL HARNESS, INTERNAL MAIN
020-0046B              ELECTRICAL HARNESS, EXT. BATTERY
020-0047B              ELECTRICAL HARNESS, EXT. SHUTDOWN
020-0091B              RELAY
050-0018B              PRESSURE SWITCH
050-0044B              HYDRAULIC PUMP 12v (Diesel)
050-0086B              FILTER ELEMENT REPLACEMENTS (20)
060-0590B              FQD (Supply Tank)
060-0592B              MQD (Supply Tank)
080-0230B              FQD (Hose End)
100-0200B              CHINESE OVERLAY
200-1471B              OUTPUT HOSE ASSEMBLY
200-1472B              RETURN HOSE ASSEMBLY
200-1960B              UNIVERSAL ADAPTOR KIT
200-4003B              OUTPUT SOLENOID ASSEMBLY
200-4004B              PUMP ASSEMBLY
200-4031B              ELECTRONIC HEAD ASSEMBLY
200-4032B              FILTER ASSEMBLY
200-4038B              PRESSURE SWITCH ASSEMBLY

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT B
                                   ---------
                                    PRICING
                                    -------



                           EFFECTIVE JANUARY 1, 1996



Home Office:
1431 S. Village Way
Santa Ana, CA 92705
Tel: (714) 558-4822
Fax: (714) 558-2756

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT B
                                   ---------
                                    PRICING
                                    -------
                                F.O.B. WAREHOUSE

PART #                 DESCRIPTION                                              COST
- - ------                 -----------                                              ----
400-0010               Diesel Fuel System Cleaner - (12) 16oz Cans             95.00
                       1 case = 12" x 10" x 8" (15 lbs)
                       30.5cm x 25.4cm x 20.3cm (6.8 kg)

400-0020               Gasoline Fuel System Cleaner - (12) 8oz Bottles         62.00
                       1 case = 9" x 7" x 6" (7 lbs)
                       22.8cm x 17.8cm x 15.2cm (3.2 kg)

400-0030               Intake Cleaning Solvent - (12) 8oz Bottles              65.00
                       1 case = 9" x 7" x 6" (7 lbs)
                       22.8cm x 17.8cm x 15.2cm (3.2 kg)

200-6000               Intake Cleaning Kit - (12)                             360.00
                       8oz Bottle & Sprayer
                       1 case = 17" x 17" x 11" (15 lbs)
                       43.2cm x 43.2cm x 27.9cm (6.8 kg)

400-DRUM-D             Diesel Fuel System Cleaner - 55 Gallon Drum          2,050.00
                       24" x 24" x 35" (462 lbs)
                       61.0cm x 61.0cm x 88.9cm (210 kg)

500-0200               System II CarbonClean Machine w/Standard               825.00
                       Adaptor Set

200-8059               Adaptor Set - Deluxe for System II                     150.00
                       (when purchased w/machine)

200-8059               Adaptor Set - Deluxe for System II                     200.00
                       (when purchased without machine)

500-0307               ECS-300e Fuel System Cleaning Machine for Gasoline   1,495.00
                       Includes:
                       200-3000 Basic Adaptor Kit
                       200-3009 Euro/Asia Kit
                       User Guide
                       One Year Warranty
                       16" x 15" x 38" (82 lbs)
                       40.6cm x 38.1cm x 96.5cm (37.2 kg)

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

500-4000i              IDT-4000i Fuel System Cleaning Machine for Diesel   1,650.00
                       Includes:
                       200-3040 Adaptor Kit
                       User & Service Guide
                       One Year Warranty
                       23 1/4" x 18" x 39 1/2" (98 lbs.)
                       59.0cm x 45.7cm x 100.3cm (44.5 kg)

200-3006               U.S. Ford Adaptor Kit                                 315.00

200-3008               U.S. G.M. Adaptor Kit                                 197.00

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT B
                                   ---------
                     CARBONCLEAN REPLACEMENT PARTS PRICING
                     -------------------------------------
                                SERIES 200 & 300

PART #                         DESCRIPTION                     PRICE
- - ------------   --------------------------------------------    ------

010-0005B      XOLOX SHIELD                                     15.65
010-0006B      TANK CAP                                          7.75
010-0007B      P-200 CASTER                                      9.50
010-0008B      P-200 HANDLE                                     18.75
010-0009B      TANK RESERVOIR                                  105.00
010-0017B      ECS 300i OVERLAY                                 28.25
010-0019B      ECS HANDLE                                       45.00
010-0020B      ECS AXLE                                         23.70
010-0021B      ECS WHEEL                                        12.55
010-0022B      ECS BASE LEG                                     14.60
010-0024B      ECS HOSE BRACKET                                 11.80
010-0025B      ECS CORD BRACKET                                 14.05
020-0010B      BUZZER                                           18.00
020-0030B      EXTERNAL WIRING HARNESS                          25.00
020-0035B      5 AMP CIRCUIT BREAKER                             7.05
020-0037B      10 AMP CIRCUIT BREAKER                            7.05
020-0038B      15 AMP CIRCUIT BREAKER                            7.05
020-0040B      INTERNAL WIRING HARNESS                          60.00
020-0063B      ELEC. LAMP AMBER                                  4.75
020-0067B      ELEC. LAMP WHITE                                  4.75
020-0073B      ELEC. LAMP GREEN                                  4.75
020-0083B      ELEC. LAMP RED                                    4.75
020-0090B      RELAY 8 TRIM, EAR MOUNT                          18.65
020-0100B      ONOFF & PS/LEAK SWITCH                            4.20
020-0110B      PURGE SWITCH, 1/2 MT                              6.30
020-0120B      START SWITCH, 1/2 MT                             11.55
020-0150B      TIMER 60 MIN 3/8 W/NUT                           26.80
020-0151B      TIMER FACE PLATE                                  3.05
020-0152B      TIMER KNOB BLACK                                  1.75
020-0374B      STRAIN RELIEF 1/2 MT                              0.25
030-0002B      F.CONN 1/4 X 1/8 FPT NI                           2.18
030-0004B      P-200 FM UNION 5/16 X 1/4 NT (NY)                 6.55
030-0005B      MALE ELBOW 1/4 X 1/4 MPT                          2.50
030-0006B      MALE ELBOW 1/4 X 1/8 MPT                          2.18
030-0013B      HEX NIPPLE 1/4 P NI                               1.45
030-0015B      MALE ELBOW 5/16 X 1/8 MPT NY                      5.25


                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #         DESCRIPTION                                     PRICE
- - ------------   --------------------------------------------    ------

030-0016B      M. CONN 5/16 X 1/8 MPT NY                         2.55
030-0017B      M. CONN 5/16 X 1/4 MPT NY                         2.65
030-0020B      M. CONN 3/8 X 1/4 MPT NAB NI                      2.33
030-0021B      ECS F CONN 5/16 X 1/8 FPT NI                      2.40
030-0022B      F. CONN 5/16T X 1/4 P NI                          3.30
030-0023B      M. CONN 5/16T X 1/4 P NI                          2.35
030-0024B      M. ELBOW 5/16T X 1/8 NI                           2.75
030-0025B      M. CONN 3/8T X 1/4P NI                            2.90
030-0026B      ECS F. CONN 1/4 BARB X 1/8 NI                     2.20
030-0030B      F. CONN 3/8 X 1/4 FPT NI                          2.89
030-0031B      ELBOW 1/4 MPT X 1/4 FPT NI                        2.26
030-0050B      M. CONN 3/8 X 1/8 MPT NI                          2.56
030-0090B      P-200 JUNCTION BLOCK 2 WAY 1/8 FPT                8.50
030-0095B      ECS JUNCTION BLOCK, 2 WAY 1/4                     6.25
030-0100B      P-200 JUNCTION BLOCK-5 WAY 1/8                   10.50
030-0105B      ECS JUNCTION BLOCK-5 WAY 1/4                      8.25
030-0130B      MALE ELBOW 3/8 X 1/4 MPT NI                       3.10
030-0131B      FEMALE ELBOW 3/8 X 1/4 MPT NI                     4.39
030-0140B      MALE ELBOW 3/8 X 1/8 MPT NI                       2.91
030-0150B      MALE ELBOW 5/16 X 1/4 MPT NI                      2.88
030-0160B      M. CONN 5/16 X 1/8 MPT NI                         2.09
030-0189B      F. CONN 1/4 FPT X MPT NI                          1.95
030-0192B      COMP ALIGN NUT 5/16                               0.97
030-0205B      P-200 CROSS 1/8 FPT NI                            3.97
030-0206B      CROSS 1/4  FPT NI                                 6.31
030-0208B      J. CONN 3/8 X 1/4 MPT NI                          3.96
030-0209B      TEE 3/8 NT X 1/4 MPT X 3/8 (NY)                   7.70
               USED WITH VACUUM SWITCH
030-0210B      UNION 1/8 MPT X 1/4 MPT (NY)                      1.06
030-0211B      F. CONN 90 3/8 X 1/4 FPT NY                       6.12
040-0401B      XOLOX PUMP MOUNT NUT                              0.05
040-0500B      ECS GRAB HANDLE LOCKWASHER                        0.05
040-0502B      ECS "E' CLIP FOR AXLE                             0.10
040-0503B      ECS AXLE SPACER                                   0.45
040-0505B      ECS GRAB HANDLE NUT                               0.05
040-0506B      ECS LEG CAP                                       0.20
040-0507B      ECS AXLE BUSHING NY                               0.15
040-0508B      ECS VAC HOSE SNAP BUSHING                         0.10
040-0509B      ECS GRAB HANDLE BOLT                              0.10
040-5326B      3/32 X 4 NYLON CABLE TIE                          0.05
050-0008B      VACUUM SWITCH 1/4 MPT                            61.75


                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #         DESCRIPTION                                     PRICE
- - ------------   --------------------------------------------    ------

050-0010B      PSI GAUGE                                        34.75
050-0011B      BAR GAUGE                                        37.45
050-0012B      ECS VACUUM GAUGE                                 37.45
050-0013B      ECS BAR VACUUM GAUGE                             38.75
050-0015B      3 WAY SOLENOID 3/32                              68.52
050-0017B      PRESSURE SWITCH 1/8                              46.75
050-0021B      STAINLESS CK VALUE                               78.63
050-0052B      REG NEEDLE VALVE                                 50.00
050-0065B      CONTROL VALVE                                    45.00
050-0074B      FILTER, INLINE                                   14.95
050-0075B      FILTER, SPIN-ON                                  15.95
050-0076B      FILTER & BASE 1/4 FPT                            56.90
050-0088B      RELIEF VALVE 105 PSI                             74.48
060-0440B      HOSE CLAMP                                        1.40
060-0450B      HOSE CLAMP                                        1.50
060-1000B      1/4 MALE TUBE ADAPTOR                             9.24
060-1100B      5/16 MALE TUBE ADAPTOR                            9.94
060-1200B      3/8 MALE TUBE ADAPTOR                            10.64
060-1300B      1/4 FEMALE ADAPTOR (Open-end hose)                7.21
060-1400B      5/16 FEMALE ADAPTOR (Open-end hose)               7.42
060-1500B      3/8 FEMALE ADAPTOR (Open-end hose)                7.63
060-1600B      12 MM BANJO                                      21.70
060-1700B      90 TUBE 5/16 MPT FUEL INLET ADAPTOR              16.10
060-1800B      90 TUBE 3/8 MPT FUEL INLET ADAPTOR               15.61
060-1900B      12 MM BANJO BOLT                                  8.00
060-1901B      12 MM WASHER                                      0.42
060-1902B      12 MM CAP NUT                                     4.00
060-2000B      5/16 LOOP MALE ADAPTOR                            7.07
060-2100B      3/8 PLUG COLLAR                                   3.57
060-2101B      3/8 CARB PLUG ADAPTOR                             9.31
060-2200B      5/16 PLUG COLLAR                                  2.38
060-2201B      5/16 CARB PLUG ADAPTOR                            9.31
060-2300B      14 MM FEMALE                                     13.58
060-2400B      1C MM BANJO                                      16.80
060-2401B      8 MM BANJO                                       16.24
060-2402B      14 MM BANJO                                      22.82
060-2501B      FQD LOOP ADAPTOR                                 37.00
060-2502B      TEE                                              40.80
060-2600B      16 MM FEMALE                                     14.98
060-2700B      14 MM X 16 MM MALE UNION                         13.30
060-2710B      8 MM BANJO BOLT                                  10.60


                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #         DESCRIPTION                                     PRICE
- - ------------   --------------------------------------------    ------

060-2711B      8 MM WASHER (Set of 3)                            0.28
060-2720B      10 MM BANJO BOLT                                 11.90
060-2800B      1/4 MALE CONNECTOR (Ford,GM,Chrysler,Jeep)       19.67
060-2900B      5/16 MALE NYLON (Ford,Lincoln,Mercury)           19.67
060-3000B      1/8 MPT ADAPTOR (Ford,Lincoln,Mercury)            9.87
060-3100B      TBI & PFI INLET (GM)                             21.00
060-3105B      FEMALE SIDE OF 3100 (GM)                         19.32
060-3200B      1/4 MPT ADAPTOR (Ford,Lincoln,Mercury)            9.87
060-3300B      TBI & PFI OUTLET (GM)                            22.86
060-3304B      TBI & PFI USED W/1700 (GM)                        9.95
060-3305B      FEMALE SIDE OF 3300 (GM) (Replaces 060-4000)     19.32
060-3500B      3/8 MALE ADAPTOR (Ford,Lincoln,Mercury)          34.26
060-3505B      3/8 FEMALE ADAPTOR (Ford,Lincoln,Mercury)        19.74
060-3508B      SHRADER VALVE (Ford,Lincoln,Mercury)             13.68
060-3600B      1/2 MALE ADAPTOR (Ford,Lincoln,Mercury)          34.56
060-3605B      1/2 FEMALE ADAPTOR (Ford,Lincoln,Mercury)        20.72
060-3700B      SHRADER VALVE (GM,Chrysler,Jeep)                 17.92
060-3800B      VOLVO ADAPTOR                                    16.80
060-3900B      5/16 FQD (Ford,Lincoln,Mercury)                  18.62
060-3901B      3/8 FQD (Ford,Lincoln,Mercury)                   14.91
060-3902B      1/4 FQD (Ford,Lincoln,Mercury)                   14.70
060-4100B      HYUNDAI ADAPTOR                                  34.93
060-4200B      5/16 MALE METAL (GM,Chrysler,Jeep)               19.67
060-4205B      5/16 FQD (GM,Chrysler,Jeep)                      19.10
060-4300B      3/8 MALE CONNECTOR(Ford,GM,Chrysler,Jeep)        19.67
060-4305B      3/8 FQD (GM,Chrysler,Jeep)                       14.70
060-4405B      1/4 FQD (GM,Chrysler,Jeep)                       19.67
070-0080B      1/4 NYLON TUBE                                  0.82ft
070-0085B      5/16 NYLON TUBE                                 1.18ft
070-0086B      3/8 NYLON TUBE                                  1.56ft
070-0100B      HOSE VACUUM                                     0.75ft
080-0230B      1/4 FPT FQD NI                                   12.65
080-3301B      O-RING VITON USED w/3304                          0.55
080-3302B      SM. O-RING VITON Used w/3300,3304                 0.55
080-3402B      LG. O-RING VITON Used w/3100,3500,4100            0.50
080-3501B      SMALL CLIP & TETHER (Ford,Lincoln,Mercury)        4.00
080-3601B      LARGE CLIP & TETHER (Ford,Lincoln,Mercury)        4.00
080-3602B      O-RING VITON Used w/3600                          0.60
080-3701B      VITON SEAL,3700                                   4.25
080-3903B      5/16 RETAINER (Ford,Lincoln,Mercury)              0.30
080-3904B      3/8 RETAINER (Ford,Lincoln,Mercury)               0.30


                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #         DESCRIPTION                                     PRICE
- - ------------   --------------------------------------------    ------

080-3905B      1/4 RETAINER (Ford,Lincoln,Mercury)               0.40
080-4206B      5/16 RETAINER (GM,Chrysler,Jeep)                  0.75
080-4306B      3/8 RETAINER (GM,Chrysler,Jeep)                   0.80
080-4408B      1/4 RETAINER (GM,Chrysler,Jeep)                   0.70
100-0090B      ECS INTERNATIONAL MANUAL
100-0300B      CHINESE OVERLAY                                  28.00
100-0104B      FUEL INJECTOR PULSER IT100 (MQ)                 144.00
100-4047B      SPANNER NUT                                       5.00
100-4048B      SPANNER WRENCH                                   12.00
100-5001B      ICS TUBING (30")                                  0.75
200-0006B      P-200 LOW FM ASSEMBLY                            20.75
200-0007B      P-200 HIGH FM ASSEMBLY                           21.80
200-0011B      P-200 BAR GAUGE ASSEMBLY                         39.65
200-0050B      P-200 2-WAY BLOCK ASSEMBLY                        9.40
200-0064B      P-200 5-WAY ASSEMBLY                            119.31
200-0076B      P-200 OUTPUT REGULATOR ASSEMBLY
               (All"D"machines)                                231.72
200-0083B      P-200 RETURN REGULATOR ASSEMBLY                  53.00
200-0093B      TEE ASSEMBLY                                     16.35
200-0200B      IN-LINE FILTER ASSEMBLY                          14.95
200-0203B      FILTER & TANK 5/16" ASSEMBLY                    150.00
200-0204B      TUTHILL FILTER & TANK 3/8" ASSEMBLY             160.00
200-0280B      P-200 VACUUM SWITCH ASSEMBLY                     62.95
200-0300B      ECS/P-200 RETURN HOSE ASSEMBLY                   27.00
200-0400B      ECS/P-200 OUTPUT HOSE ASSEMBLY                   27.00
200-0704B      TUTHILL PUMP 5/16" ASSEMBLY
               (With plumbing fittings)                        215.00
200-0705B      TUTHILL PUMP 3/8" ASSEMBLY
               (With plumbing fittings)                        215.00
200-0706B      XOLOX PUMP ASSEMBLY
               (With plumbing fittings)                        215.00
200-0800B      P-200 CONTROL VALVE ASSEMBLY                     50.00
200-1002B      ECS BAR GAUGE ASSEMBLY                           39.95
200-1004B      ECS BAR VACUUM GAUGE ASSEMBLY
200-1008B      ECS 2-WAY ASSEMBLY                                9.20
200-1010B      ECS 5-WAY ASSEMBLY                              198.50
200-1011B      ECS OUTPUT REGULATOR ASSEMBLY                   256.00
200-1012B      ECS RETURN REGULATOR ASSEMBLY                    53.00
200-1013B      ECS CONTROL VALVE ASSEMBLY                       50.00
200-1014B      ECS TEE ASSEMBLY                                 20.45
200-1175B      FUEL QD TOOL KIT                                 19.95


                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #         DESCRIPTION                                     PRICE
- - ------------   --------------------------------------------    ------
200-3000B      BASIC ADAPTOR KIT                               325.00
200-3006B      FORD ADAPTOR KIT                                315.00
200-3008B      GM ADAPTOR KIT                                  197.00
200-3009B      ASIAN/EURO ADAPTOR KIT                          263.00
200-4007B      TIMER ASSEMBLY                                   31.60
200-4008B      FILTER & BASE 3/8" ASSEMBLY                      59.55
200-4009B      FILTER & BASE 5/16" ASSEMBLY                     58.25
200-5000B      SOLENOID REPAIR KIT                              35.00
200-8009B      P-200 REGULATOR RETROFIT                         60.00
300-3000B      BASIC ORGANIZER BAG (GREEN)                      22.95
300-3006B      FORD ORGANIZER BAG (RED)                         22.95
300-3008B      GM ORGANIZER BAG (BLUE)                          22.95
300-3009B      ASIAN/EURO ORGANIZER BAG (ORANGE)                22.95

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT B
                                   ---------
                      IDT 4000i REPLACEMENT PARTS PRICING
                      -----------------------------------

PART #                    DESCRIPTION               PRICE
- - ------------   ---------------------------------    ------
010-0034B      TANK CAP                              15.00
010-0026B      WHEEL                                 12.50
010-0037B      LEG                                   25.00
010-0040B      FOOT GLIDE                             3.75
010-0461B      LOWER SENDING UNIT ADAPTOR            12.50
020-0049B      ALARM HORN                            22.50
020-4045B      LOWER SENDING UNIT                    81.25
020-0043B      ELECTRICAL HARNESS, LOWER UNIT        12.50
020-0045B      ELECTRICAL HARNESS, INTERNAL MAIN     87.50
020-0046B      ELECTRICAL HARNESS, EXT. BATTERY      25.00
020-0047B      ELECTRICAL HARNESS, EXT. SHUTDOWN     37.50
020-0091B      RELAY                                 18.95
050-0018B      PRESSURE SWITCH                       50.00
050-0044B      HYDRAULIC PUMP 12v (Diesel)          121.25
050-0086B      FILTER ELEMENT REPLACEMENTS (20)     125.25
060-0590B      FQD (Supply Tank)                     24.96
060-0592B      MQD (Supply Tank)                     17.19
080-0230B      FQD (Hose End)                        12.65
100-0200B      CHINESE OVERLAY                       28.00
200-1471B      OUTPUT HOSE ASSEMBLY                  45.50
200-1472B      RETURN HOSE ASSEMBLY                  45.50
200-1960B      UNIVERSAL ADAPTOR KIT                368.30
200-4003B      OUTPUT SOLENOID ASSEMBLY              54.70
200-4004B      PUMP ASSEMBLY                        201.80
200-4031B      ELECTRONIC HEAD ASSEMBLY             676.81
200-4032B      FILTER ASSEMBLY                      151.56
200-4038B      PRESSURE SWITCH ASSEMBLY              49.70

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT C
                                   ---------



CONFIDENTIAL INFORMATION
- - ------------------------


Each party agrees during the term of this Agreement and for a period of twenty-four (24) months after the termination of this Agreement, to treat as confidential all information and knowledge not in the public domain which such party may acquire during the term of this Agreement from the other party concerning the operations, business or financial affairs, know-how, processes, techniques, trade secrets, products, services, properties, research and development, plans or projections of the other party. The receiving party agrees to keep the information secret and neither use nor divulge it directly or indirectly or for the benefit of any person or entity other than as contemplated by this Agreement. In addition, each party shall take such steps as reasonably requested by the other party to protect the other party's patents, trademarks, service marks, copyrights, trade secrets and other proprietary interests as set forth herein provided that these steps are reasonable in concept and implementation, consistent with prevailing standards pertaining to protection of proprietary interests and no more rigorous than those taken by the other party itself in protection of its proprietary interests. Each party agrees to promptly advise an officer of the other party of any knowledge of any unauthorized release or use of such information. All uses by Distributor of MTI's name, or any trademark or tradename (or any mark or name closely resembling the same), now or hereafter owned or licensed by MTI or any of its affiliates shall be subject to the prior written approval of MTI. Distributor is not authorized to use MTI's name or any such trademark or tradename in connection with any aspect of its business other than in connection with the sales, marketing and promotion of Products. Distributor shall not utilize the name "MTI" or any of MTI's trademarks or tradenames as a part of Distributor's tradestyle or corporate name. If either party violates this Exhibit C, such party agrees that the other party will be entitled to injunctive and/or equitable relief, without the necessity of posting any bond, because such a violation, if not restrained or granted equitable relief, would result in irreparable and serious harm for which damages would be an inadequate remedy.

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT D
                                   ---------


PRODUCT WARRANTY
- - ----------------

Fuel System Detergent Warranty.   MTI warrants to Distributor that the Fuel
- - -------------------------------
System Detergent shall be free from defects in materials and manufacture, and shall be consistent in its effectiveness and shall not deteriorate in concentration for a period of one (1) year from the date of delivery by Distributor to its customers unless Distributor and MTI agree to a change in
such concentration.   Distributor agrees that it shall provide to MTI written
notice of any claim under this warranty within ninety (90) days after the date that Distributor discovers or otherwise learns of such claim. In the event that Distributor fails to provide to MTI the written notice provided for in this Exhibit D within the time period specified herein, the warranty claim of Distributor for which such written notice should have been provided shall be barred. MTI warrants to Distributor that the Fuel System Detergent shall be fit for the particular purpose of resale by Distributor to their customers for use with the System in accordance with the instructions contained in MTI's operating manual for the System, and MTI acknowledges that it is aware that Distributor is relying upon MTI to furnish Fuel System Detergent that is suitable for such particular purpose.

EXCEPT AS OTHERWISE PROVIDED FOR IN THE SUPPLIER AGREEMENT, THE WARRANTY RESPECTING THE FUEL SYSTEM SOLUTION CONTAINED IN THIS EXHIBIT D IS IN LIEU OF ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

System Warranty.   Except as provided in this Exhibit D and in the Supplier
- - ---------------
Agreement, MTI further warrants to Distributor that the System shall be fit for the particular purpose of resale by Distributor to their customers for use with the Fuel System Detergent in accordance with the instructions contained in MTI's operating manual for the System, and MTI acknowledges that it is aware that Distributor is relying upon MTI to furnish Systems that are suitable for such particular purpose.

EXCEPT AS OTHERWISE PROVIDED FOR IN THE SUPPLIER AGREEMENT, THE WARRANTY RESPECTING THE SERVICE CART AS SET FORTH IN THIS EXHIBIT D IS IN LIEU OF ALL OTHER WARRANTIES EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

Limitation of Warranties.   NOTWITHSTANDING ANYTHING IN EXHIBIT D HEREOF, NO
- - ------------------------
WARRANTY SHALL BE IMPLIED OR ARISE BY REASON OF COURSE OF DEALING OR USAGE OF TRADE.

Survival.   This paragraph shall survive any termination of this Agreement.
- - --------

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

     c.   Minimum Performance Goals / Subsequent Years.  The form of schedule
          ---------------------------------------------
          shown below should be used by the Distributor to submit Annual Goals for the Year as specified in Section 1.b.iv.

          Set forth below is the ANNUAL GOAL as agreed between MTI and the
          Distributor:

          FOR THE YEAR FROM ____________________  TO  ____________________:

          PRODUCTS
          --------

          Equipment:
          Units of Petrol Machines      ______________________________

          Units of Diesel Machines      ______________________________

          Cleaning Solution:
          Cases of Gasoline Fuel
          System Cleaner or Drum
          Equivalent                    ______________________________

          Cases of Diesel Fuel
          System Cleaner or Drum
          Equivalent                    ______________________________

          U. S. Dollar Annual Goal      ______________________________

ANNUAL GOAL IS REQUIRED TO BE SUBMITTED BY THE DISTRIBUTOR TO MTI AT LEAST 60 DAYS BEFORE THE EXPIRATION OF EACH YEARLY ANNIVERSARY OF THE DATE OF SIGNING OF THAT CERTAIN PRODUCTS DISTRIBUTION AGREEMENT BETWEEN DISTRIBUTOR AND MOTORVAC TECHNOLOGIES, INC. ("MTI") AND THIS ANNUAL GOAL IS SUBJECT TO ACCEPTANCE BY MTI IN ITS SOLE DISCRETION.


SUBMITTED BY:        ____________________________        DATE: _______________

DISTRIBUTOR NAME:    ____________________________

ACCEPTED BY:         ____________________________        DATE: _______________
                     ON BEHALF OF MTI

                                                                  INITIAL:______
                                                                          ______

                                                      REVISION DATE:   5/22/96
                                                                    ------------
THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                       4